SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. __)

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

APOGENT TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

Filed by Registrant

(Name of Person(s) Filing Proxy Statement,

if Other than Registrant)

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Filed by Apogent Technologies Inc.

Pursuant to Rule 14a-6

Under the Securities Exchange Act of 1934

Subject Company: Apogent Technologies Inc.

Commission File No. 1-11091

This filing relates to the planned merger (the “Merger”) between Fisher Scientific International Inc. (“Fisher Scientific”) and Apogent Technologies Inc. (“Apogent”) pursuant to the terms of an Amended and Restated Agreement and Plan of Merger dated as of March 17, 2004, as amended on April 16, 2004 (the “Merger Agreement”), by and among Fisher Scientific, Fox Merger Corporation and Apogent. Fisher Scientific has filed a registration statement on Form S-4 (SEC File No. 333-114548) with the U.S. Securities and Exchange Commission (the “SEC”) on April 16, 2004, which was subsequently amended on May 21, 2004, that contains the definitive joint proxy statement/prospectus for Fisher Scientific’s 2004 Annual Meeting of Stockholders and Apogent’s Special Meeting of its Stockholders with respect to the Merger. The Merger Agreement is contained in the definitive joint proxy statement/prospectus, is on file with the SEC as an exhibit to the Current Report on Form 8-K, filed by Apogent on April 19, 2004, and is incorporated by reference into this filing.

On July 13, 2004, Apogent disseminated the following press release announcing that Apogent will reconvene its special stockholder meeting on August 2, 2004 at 9 a.m. Central Daylight Time (CDT) for the purpose of holding a stockholder vote on the proposed merger with Fisher Scientific:

NEWS RELEASE

Contact: Barrett Golden, 212-895-8620

Apogent to Reconvene Special Stockholder Meeting on Aug. 2

to Vote on Merger with Fisher Scientific;

Apogent Board of Directors Unanimously Recommends

Stockholders Vote for Proposed Merger

PORTSMOUTH, N.H., July 13, 2004 – Apogent Technologies Inc. (NYSE: AOT) announced today that it will reconvene its special stockholder meeting on Aug. 2 at 9 a.m. Central Daylight Time (CDT) for the purpose of holding a stockholder vote on the proposed merger with Fisher Scientific International Inc. (NYSE: FSH). Holders of record of Apogent common stock at the close of business on May 14, 2004, are entitled to vote their shares at the reconvened special meeting. Apogent expects that the proposed merger with Fisher will close promptly after the reconvened meeting on Aug. 2.

As previously announced, a special meeting of stockholders of Apogent was convened on June 28, 2004, and then adjourned, therefore postponing the pending vote on the proposed merger with Fisher. The decision to adjourn the special meeting was made in order to give Fisher and Apogent the time necessary to complete a review after Apogent announced on June 23, 2004, that its Molecular BioProducts, Inc. subsidiary may have improperly recognized, from a timing perspective, between $200,000 and $600,000 of revenue during the quarter ended March 31, 2004. Upon originally learning of the matter, Apogent began a comprehensive internal examination. The review was broadened beyond Molecular BioProducts to several other Apogent subsidiaries to confirm that it was an isolated incident.

Apogent and its advisors have now completed their review of the matter and concluded that the matter was an isolated incident and was not material to Apogent.

The Apogent Board of Directors continues to believe that the merger agreement is in the best interests of Apogent and its stockholders and unanimously recommends that Apogent stockholders vote to approve the merger with Fisher.

About Apogent Technologies Inc.

Apogent is a diversified worldwide leader in the design, manufacture, and sale of laboratory and life-science products essential for healthcare diagnostics and scientific research. Apogent’s companies are divided into two business segments for financial reporting purposes: Clinical Group and Research Group.

Forward-looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Fisher’s and Apogent’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include (1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the merger; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the merger may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the merger; and (6) the industry may be subject to future regulatory or legislative actions and other risks that are described in Securities and Exchange Commission (SEC) reports filed by Fisher and Apogent. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Fisher and Apogent. Fisher and Apogent assume no obligation and expressly disclaim any duty to update information contained in this news release except as required by law.

Additional Information About the Merger and Where to Find it

In connection with the proposed merger of Fisher Scientific International Inc. and Apogent Technologies Inc., Fisher has filed a registration statement on Form S-4 (SEC File No. 333-114548) on April 16, 2004, which was subsequently amended on May 21, 2004, that contains the definitive joint proxy statement/prospectus for Fisher’s 2004 Annual Meeting of Stockholders and Apogent’s Special Meeting of its Stockholders with respect to the merger. Apogent and Fisher have filed or will file additional relevant materials with the SEC. Investors and security holders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Fisher, Apogent and the merger. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger. Investors and security holders may obtain these documents (and any other documents filed by Fisher or Apogent with the SEC) free of charge at the SEC’s Web site at www.sec.gov. In addition, the documents filed with the SEC by Fisher may be obtained free of charge by directing such request to: Corporate Secretary, 1 Liberty Lane, Hampton, NH 03842, or from Fisher’s Web site at www.fisherscientific.com. The documents filed with the SEC by Apogent may be obtained free of charge by directing such request to: Director of Investor Relations, 30 Penhallow Street, Portsmouth, NH 03801, or from Apogent’s Web site at www.apogent.com.

Fisher, Apogent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Fisher and Apogent in favor of the merger. Information about the executive officers and directors of Fisher and their ownership of Fisher common stock is set forth in the joint proxy statement/prospectus filed on Form S-4, which was declared effective by the SEC on May 21, 2004. Information about the executive officers and directors of Apogent and their ownership of Apogent common stock is set forth in the proxy statement for Apogent’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on December 23, 2003. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Fisher, Apogent and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger.

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